UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2017

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 10, 2017, Black Ridge Oil & Gas, Inc. (the “Company”) (OTCQB:ANFC) issued a press release in which it announced the completion of the initial public offering by Black Ridge Acquisition Corp. (NASDAQ:BRACU) (“BRAC”), a special purpose acquisition corporation sponsored by the Company. The Company used a portion of the proceeds of its rights offering completed on September 26, 2017 to purchase 400,000 units at $10 per unit to fulfill its sponsorship commitment. The Company will purchase up to an additional 45,000 units at $10.00 per unit if the underwriters exercise their option to purchase units to cover over allotments. The Company previously purchased 3,450,000 shares (of which 450,000 could be subject to forfeiture if the underwriter’s over-allotment is not exercised in full) of BRAC’s common stock for $25,000.

In its initial public offering, BRAC sold 12,000,000 units at $10.00 per unit generating gross proceeds of $120,000,000. The units are listed on the NASDAQ Capital Market (“NASDAQ”) and trade under the symbol “BRACU.” Each unit consists of one share of BRAC’s common stock, one warrant to purchase one share of BRAC’s common stock at a price of $11.50 per share, and one right to receive one-tenth of one share of BRAC’s common stock only upon the consummation of an initial business combination by BRAC. Once the securities comprising the units begin separate trading, the common stock, warrants and rights are expected to be listed on NASDAQ under the symbols “BRAC,” “BRACW,” and “BRACR,” respectively.

The underwriters have been granted a 45-day option to purchase up to an additional 1,800,000 units offered by BRAC to cover over-allotments, if any.

EarlyBirdCapital, Inc., acted as a representative of the underwriters for the offering.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: October 10, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 10, 2017

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